Exhibit 31.4

CERTIFICATION

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Daniel Menold, certify that:

1.	I have reviewed this Form 10-K/A of CymaBay Therapeutics, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2020

By:	/s/ Daniel Menold
Name: Daniel Menold
Title: Vice President, Finance
(Principal Accounting Officer)